Exhibit 99.1
Investor Overview April 2007

Forward Looking Statements Some of the statements made by Global Telecom & Technology, Inc. ("GTT") in this presentation, including without limitation statements regarding GTT's anticipated future growth, financial performance and potential mergers and acquisitions activity, are forward-looking in nature. GTT intends that any forward-looking statements, as defined in Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be covered by the safe harbor provisions for such statements contained in Section 21E of the Exchange Act. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "may," "will," "should," "expects," "anticipates," "intends," "plans," "believes," "estimates," "predicts," "potential," "continues" and similar expressions are forward-looking statements. We caution you that forward-looking statements are not guarantees of performance. We undertake no obligation and disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements involve known and unknown risks and uncertainties that may cause the company's actual future results to differ materially from those projected or contemplated in the forward-looking statements. GTT believes that these risks include, but are not limited to: GTT's ability to develop and market new products and services that meet customer demands and generate acceptable margins; GTT's reliance on several large customers; the complexities of carrying on business on an international basis; GTT's ability to negotiate and enter into acceptable contract terms with its suppliers; GTT's ability to attract and retain qualified management and other personnel; continued development of GTT's information technology platforms; failure of the third- party communications networks on which GTT depends; GTT's ability to successfully complete the integration of its operating companies acquired in October 2006; and competition and other risks associated with the communications sector in general and the multi-network operator sector in particular. Additional information concerning these and other important factors can be found under the heading "Risk Factors" in GTT's annual and quarterly reports filed from time to time with the Securities and Exchange Commission including, but not limited to, its Annual Report on Form 10-K filed in April 2007 and its Quarterly Report on Form 10-Q filed in November 2006. Statements in this presentation should be evaluated in light of these important factors.

Company Overview

- Global Telecom & Technology, Inc. (OTC: GTLT.OB)
  - GTT formed in Oct 2006 via combination of European Telecommunications & Technology (ETT) and Global Internetworking, Inc. (GII)
  - Multi-network operator providing global data and network services to enterprise, carrier and government customers
  - Formerly Mercator Partners Acquisition Corporation which formed as a Special Purpose Acquisition Corp (IPO April 2005 - raised ~$60 million)
- GTT is a Leading Multi-Network Operator
  - Provides cost efficient and comprehensive network services worldwide
  - Vendor and technology neutral approach to solution delivery
  - Leverages extensive carrier relationships to deliver customized solutions
  - Provides on-going network monitoring, SLA, and single billing/service management
- CMD -- Unique Intellectual Capital
  - Network design, pricing, provisioning and management/ops tool
  - Over 100 telecom partner vendors, continuously updated and expanded
  - Can identify over 96K carrier POPs worldwide for service design and delivery
- Blue Chip Customer Base
  - Over 200 enterprise, service provider, government customers providing service over 50 countries
- Headquartered in McLean, VA
  - Offices in London, New York, Paris, Dusseldorf, New Delhi
  - 24x7 NOCs in London & McLean

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Copyright © 2006 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net

Investor Overview

Key Financial Information	
▪ Total Shares Outstanding: **11.6 million***	Warrants Outstanding: **24.18** million
▪ 2006 Revenue: **$52 million****	Target Organic Growth: **20-30** %
▪ 2006 Gross margin of **29%****	
▪ 12/31 Cash: **$14.1 million**	
▪ 12/31 Common stock, subject to possible conversion to cash: **$11.3 million**	
▪ 12/31 Debt: **$10 million**	

- GTT is a low cap ex, high growth business model
  - Third party network strategy gives company ability to grow business without major capex investments
  - Supplier agreements aligned with customer commitments
  - Operational leverage
    - Current operational and G&A structure can support significant revenue growth

- Market demand for GTT services growing
  - Technology advancements, network complexity, increased e-business and multi-national businesses are driving demand
  - Enterprises need responsive, simplified and reliable service provider to outsource network services
  - Carriers requiring off-net solutions

- Veteran telecom board experienced in telecom, high growth strategy, M&A and integration
  - **H. Brian Thompson** (LCI, Qwest, Global Telesystems, Comsat), **Morgan O'Brien** (Nextel), **Alex Mandl** (AT&T, Teligent, DELL, Gemalto), **Didier Delepine** (Equant), **Howard Janzen** (Sprint), **Rod Hackman**, (Kidder Peabody, PWC, Mercator Partners), **Sudhakar Shenoy** (Information Management Consulting, Northern Virginia Technology Council) and **Mike Keenan** (Global Internetworking)

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Notes: * As of March 16, 2007
** Non-GAAP Combined

Copyright © 2006 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net

GTT Solution Portfolio Since every GTT solution is vendor and technology neutral, we can service/integrate/satisfy nearly any networking requirement Network Cost & Traffic Analysis Network Continuity Planning Wide Area Network Design Professional Services Outsourced Network Management Global IP-VPN Managed Remote / Mobile Access Managed Services Wavelengths, Dark Fiber Ethernet, DIA Domestic, International Private Line Connectivity and Data Transport 1% 31% 68% % of Revenue

GTT Is the New Model for Value Added Communication Services GTT market approach Enterprises not receiving highest levels of service from traditional providers Prove capabilities and expand relationship Serve as a network-neutral provider for carrier off-net needs Ability to provide complex and difficult to service routes CMD is a robust tool and a significant competitive advantage Rapid design and pricing Efficient operations management and maintenance Dynamic database continuously updated and expanding Effective reporting and troubleshooting Fully operational in U.S. and currently expanding into international operations We have a strategy that works 8 years of consistent growth and execution Veteran operations teams focused on servicing customers - not maintaining networks Global approach to one-stop telecom sourcing Our platform enables us to service anyone, anywhere Our management team is deep and seasoned We have a public currency to support our strategy

Customers Across Enterprise and Carrier Markets In addition to these named customers, GTT also serves: One of the largest global auto manufacturers One of the largest global banking institutions One of the largest U.S. wireless service providers Several prime U.S. government contractors Several significant media companies and cable providers Service Providers Enterprise, Government, Systems Integrators BCE Nexxia Corp Bezeq International Comsat International Equant KPN International Network Services Telefonica Airbus North America Clifford Chance Tandberg Television U.S. Defense Contract Management Agency U.S. Defense Information Technology Contracting Organization

GTT Customer Solutions - Enterprise Scope: GTT contracted to provide service to a couple of Airbus NA's sites -- basic network optimization, monitoring and management Opportunity: Airbus found itself exchanging larger data files requiring increased capacity. The company also wanted to beef up its business-continuity capabilities with a more resilient network solution. "We needed a guarantee that if there was a problem, we could bring service back in a relatively short period of time," Charlie Fletcher, vice president of information systems at Airbus NA Implementation: Initially Airbus considered two levels of providers for help - a larger carrier (AT&T) and a smaller one (GTT) but the larger carrier(s) weren't responsive to Airbus NA's needs "We would be in queue behind a lot of others and, in a lot of cases, their focus was on the much larger contracts." Solution: GTT provides: - 2.488-Gbps OC48 self-healing fiber ring runs Ethernet-over-SONET, providing Gigabit Ethernet service for Airbus's data transport and bandwidth-intensive applications. - Circuits link DC/Virginia operations to facilities in Wichita and Miami as well as Airbus NA's global headquarters in Toulouse, France, Filton, England, and Hamburg, Germany. Airbus North America needed a cost-effective, reliable solution to link its headquarters and other facilities in the Washington, D.C./ Virginia area with its locations in Wichita, Kan., and Miami.

GTT Customer Solutions - Carrier Base Station Base Station Base Station MTSO Base Station Base Station Base Station Base Station Base Station MTSO Base Station Base Station GII Hub GII Hub BEFORE AFTER Scope: Major wireless carrier wanted to reduce RAN costs and increase backhaul network diversity and resiliency Opportunity: Requirement was in 3rd tier U.S. market - carrier had limited knowledge and relationships with connectivity providers. Customer first approached major Local Exchange Carrier for solution, but the proposed design was not cost effective and failed to address vendor diversity requirements Solution: GTT used its database of competitive network infrastructure, its transport network design expertise and its relationships with competitive carriers in the region to design an innovative multi-vendor solution. By deploying optical networking hubs at competitive POPs located near the wireless carriers base stations, GTT dramatically reduced the company's backhaul access costs

Fourth Quarter & Full Year 2006 Results Company reported results for FY 2006 and 4Q06 compared to year ago periods ($ millions, except per share data): FY 2006 FY 2005 4Q 2006 4Q 2005 Reported Revenue(a) $10.5 $0 $10.5 $0 Non-GAAP Combined Revenue(b) $52.0(c) $50.0 $13.5(c) $12.0 Adjusted EBITDA(d) $(1.1) $(1.1) $(0.3) $(0.6) Note: Prior to the acquisition in October 2006 the company had no material business or operations. (a), (b), (c), (d): See Appendix 1 for footnotes

Fourth Quarter & Full Year 2006 Results (cont) Company reported results for FY 2006 and 4Q06 compared to year ago periods ($ millions, except per share data): FY 2006 FY 2005 4Q 2006 4Q 2005 Revenue $10.5 $0 $10.5 $0 Operating expenses $12.3 $0.4 $11.7 $0.1 Operating loss $(1.8) $(0.4) $(1.2) $(0.1) Other income (expense) Interest and other income, net of expense $2.1 $1.3 $0.1 $0.5 Derivative financial instruments $(1.9) $0.8 $(4.9) $1.4 Total other income (expense) $0.2 $2.0 $(4.8) $1.9 Income (loss) before income taxes $(1.7) $1.7 $(6.0) $1.7 Net income (loss) $(1.8) $1.4 $(5.7) $1.6 Note: Prior to the acquisition in October 2006 the company had no material business or operations.

GTT Revenue Performance ($MM) Historical Combined & Outlook 1) Combining Fiscal Years of GII, which End Sept. 30th with Fiscal Years of ETT which end Dec. 31st. 2) ETT figures except 2005 are UK GAAP and have been converted to USD using annual average exchange rates. 3) FY 2006 revenue is Non-GAAP Combined FY01 FY02 FY03 FY04 FY05 FY06 Total GTT 16.585 28.359 37.3 43.7 48.5 52 31% CAGR Aggressively grow revenue organically and through acquisitions Targeting organic growth of between 20%-30% Targeting adding revenue through acquisitions of $100 million in each 2007/2008 and 2009 Targeting a revenue run rate of $300 million by 2009

Comparable Trading Analysis

Strategy for Growth Upsell and cross-sell into ETT & GII customer bases Direct investment into expanding sales capabilities Reduce corporate cost structure Increase sales force in US and Europe Implement best practices across GTT (e.g. tools, processes, systems, sourcing capabilities) Pursue complementary M&A opportunities Customer and territory expansion Technology additions Fully Year 2007 Revenue $62-68 million Gross Margins 28-30% SG&A $17-18 million EBITDA margin negative in Q1 and Q2 - mid single digit range by year-end (1) 2007 Guidance provided as of March 28, 2007 2007 Guidance(1)

Investor Overview Appendix April 2007

Appendix 1: Footnotes to Q4 & YE 2006 Table Reflects revenues of GTT for the periods presented. Prior to the acquisition of GII and ETT (the "Acquisitions"), GTT had no material business or operations. Reflects the arithmetic combination of the revenues of GTT, GII and ETT for the periods presented. See Global Telecom and Technology Fourth Quarter and Year End 2006 earnings release dated March 28, 2007 for more information regarding the computation of these revenues in "Annex A: Non-GAAP Financial Information-Non-GAAP Combined Financial Information". Includes $0.8 million of deferred revenues received in the relevant periods that were recorded as goodwill net of cost in connection with the Acquisitions. See Global Telecom and Technology Fourth Quarter and Year End 2006 earnings release dated March 28, 2007 for more information regarding the computation in "Annex A: Non-GAAP Financial Information-Non-GAAP Combined Financial Information". See Global Telecom and Technology Fourth Quarter and Year End 2006 earnings release dated March 28, 2007 for more information regarding the computation of Adjusted EBITDA in "Annex A: Non-GAAP Financial Information-Non-GAAP Combined Financial Information".